                                                                   Exhibit 99.99

                          ANRC AUTO OWNER TRUST 2001-A
                          ----------------------------
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                   COLLECTION PERIOD          21
SERVICER REPORT DATE: 11-Jun-03                    BEGINNING:           1-May-03
DISTRIBUTION DATE   : 16-Jun-03                    ENDING   :          31-May-03
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                     BEG PRINCIPAL      BEG PRINCIPAL      PRINCIPAL         INTEREST           TOTAL          END PRINCIPAL
                        BALANCE            BALANCE       DISTRIBUTION      DISTRIBUTION     DISTRIBUTION          BALANCE
-----------------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES     $ 210,000,000.00  $           0.00               --   $         0.00                --   $           0.00
CLASS A-2 NOTES     $ 210,000,000.00  $           0.00  $          0.00   $         0.00   $          0.00   $           0.00
CLASS A-3 NOTES     $ 267,000,000.00  $ 161,764,396.66  $ 18,906,269.20   $   506,861.78   $ 19,413,130.98   $ 142,858,127.46
CLASS A-4 NOTES     $ 163,000,000.00  $ 163,000,000.00  $          0.00   $   586,800.00        586,800.00   $ 163,000,000.00
-----------------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS       $ 691,731,000.00  $ 324,764,396.66  $ 18,906,269.20   $ 1,093,661.78   $ 19,999,930.98   $ 305,858,127.46
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  FACTOR INFORMATION PER $1,000

                         PRINCIPAL             INTEREST            END PRINCIPAL
                       DISTRIBUTION          DISTRIBUTION             BALANCE
--------------------------------------------------------------------------------
CLASS A-1 NOTES                  --                    --                     --
CLASS A-2 NOTES                  --                    --                     --
CLASS A-3 NOTES         70.80999700            1.89835871           535.04916652
CLASS A-4 NOTES                  --            3.60000000         1,000.00000000
--------------------------------------------------------------------------------
  NOTE TOTALS           70.80999700            5.49835871         1,535.04916652
--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2001-A
                          ----------------------------
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                      CLASS A-2 3.03%    ASSET BACKED NOTES
                      CLASS A-3 3.76%    ASSET BACKED NOTES
                      CLASS A-4 4.32%    ASSET BACKED NOTES
                      MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                   COLLECTION PERIOD          21
SERVICER RPT DATE: 11-Jun-03                       BEGINNING:           1-May-03
DISTRIBUTION DATE: 16-Jun-03                       ENDING   :          31-May-03
--------------------------------------------------------------------------------

I.    Note Distributable Amounts

                                                                       Prin(per$        Int(per$         Total(per$
                 Principal         Interest            Total           1000/orig)      1000/orig)        1000/orig)
              --------------------------------------------------------------------------------------------------------
CLASS A-1     $            --   $           --    $            --    $          --    $         --    $             --
CLASS A-2     $            --   $           --    $            --    $          --    $         --    $             --
CLASS A-3     $ 18,906,269.20   $   506,861.78    $ 19,413,130.98    $ 70.80999700    $ 1.89835871    $    72.70835572
CLASS A-4     $            --   $   586,800.00    $    586,800.00    $          --    $ 3.60000000    $     3.60000000
              --------------------------------------------------------------------------------------------------------
   TOTAL      $ 18,906,269.20   $ 1,093,661.78    $ 19,999,930.98    $ 70.80999700    $ 5.49835871    $    76.30835572

II.   Pool Balance at the end of the Collection Period
         Initial Outstanding Pool Balance                      $ 333,350,249.97
         Subsequent Contracts Transferred                      $             --
         Total Monthly Principal Amounts                         (18,906,269.20)
                                                               ----------------
         Ending Balance                                        $ 314,443,980.77

III.  Insurance Premium                                        $      38,232.00

IV.   Spread Account Balance
      (A)  Balance after Deposits/Withdrawals
            for prior Distribution Date                        $   6,667,005.00
      (B)  Balance after Deposits/Withdrawals
            for current Distribution Date                      $   7,914,330.79

V.    Spread Account Required Amount                           $   6,288,879.62

VI.   Spread Account Withdrawals
      (A)  Withdrawal to make required
            payments under 4.03                                $              0
      (B)  Withdrawal to reimburse Preference
            Amounts (to Insurer)                               $              0

VII.  Prefunding Account Balance
      (A)  Balance after Deposits/Withdrawals
            at Closing                                         $             --
      (B)  Balance after Deposits/Withdrawals
            for current Distribution Date                      $             --

VIII. Servicing Fee                                                  357,894.33

IX.   Owner Trustee Fees not paid by Servicer or
       from Available Funds                                    $              0

X.    Indenture Trustee Fees not paid by Servicer or
       from Available Funds                                    $              0

XI.   Available Funds                                          $  21,637,553.71

XII.  Insured Payment (if any)                                 $              0

XIII. Note Principal and Interest Carryover Shortfalls

                           Note Principal       Note Interest
                              Carryover           Carryover
                              Shortfall           Shortfall            Total
                           -----------------------------------------------------
         CLASS A-1         $         0.00       $        0.00       $       0.00
         CLASS A-2         $         0.00       $        0.00       $       0.00
         CLASS A-3         $         0.00       $        0.00       $       0.00
         CLASS A-4         $         0.00       $        0.00       $       0.00
                           -----------------------------------------------------
           TOTAL           $         0.00       $        0.00       $       0.00

XIV.  Change in Note Principal and Interest Carryover Shortfalls from
       Prior Period


                               Current              Prior
                            Distribution        Distribution         Change in
                              Date Note           Date Note             Note
                              Principal           Principal          Principal
                              Carryover           Carryover          Carryover
                              Shortfall           Shortfall          Shortfall
                           -----------------------------------------------------
         CLASS A-1         $         0.00       $        0.00       $       0.00
         CLASS A-2         $         0.00       $        0.00       $       0.00
         CLASS A-3         $         0.00       $        0.00       $       0.00
         CLASS A-4         $         0.00       $        0.00       $       0.00
                           -----------------------------------------------------
           TOTAL           $         0.00       $        0.00       $       0.00

                          ANRC AUTO OWNER TRUST 2001-A
                          ----------------------------
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                      CLASS A-2 3.03% ASSET BACKED NOTES
                      CLASS A-3 3.76% ASSET BACKED NOTES
                      CLASS A-4 4.32% ASSET BACKED NOTES
                      MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                   COLLECTION PERIOD          21
SERVICER RPT DATE: 11-Jun-03                       BEGINNING:           1-May-03
DISTRIBUTION DATE: 16-Jun-03                       ENDING   :          31-May-03
--------------------------------------------------------------------------------
                                Prior              Current
                            Distribution         Distribution
                                Date                 Date            Change in
                            Note Interest       Note Interest      Note Interest
                             Carryover            Carryover          Carryover
                             Shortfall            Shortfall          Shortfall
                           -----------------------------------------------------
         CLASS A-1         $         0.00       $        0.00      $        0.00
         CLASS A-2         $         0.00       $        0.00      $        0.00
         CLASS A-3         $         0.00       $        0.00      $        0.00
         CLASS A-4         $         0.00       $        0.00      $        0.00
                           -----------------------------------------------------
           TOTAL           $         0.00       $        0.00      $        0.00

XV.   Delinquency Ratio

      A.   Delinquency Statistics

            Days                                Outstanding          Past Due
          Delinquent             Units           Principal            Amount
--------------------------------------------------------------------------------
            31- 60                    847        8,190,255.80         614,464.14
            61- 90                    147        1,478,217.64         165,184.10
            91- 120                    29          246,465.37          37,884.10
             121+                       0                  --                 --
--------------------------------------------------------------------------------
            TOTAL                   1,023        9,914,938.81         817,532.34

      B.   Delinquency Percentage

           (1)  Principal balance of delinquent
                 contracts between 30 and 120 days             $   9,914,938.81
           (2)  Pool Principal Balance Beginning
                 of Collection Period                          $ 333,350,249.97
           (3)  Delinquency Percentage
                 (Line 1/Line 2)                                          2.97%

XVI.  Principal Balance of repossessed
       Financed Vehicles in inventory          Units               Principal
                                               -----            ---------------
                                                  --            $          0.00
XVII.  Liquidation Proceeds received from
        Defaulted Contracts                                     $    716,655.97

                          ANRC AUTO OWNER TRUST 2001-A
                          ----------------------------
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  11-Jun-03               COLLECTION PERIOD                 21
DISTRIBUTION DATE:  16-Jun-03               BEGINNING                   1-May-03
                                            ENDING                     31-May-03
--------------------------------------------------------------------------------
I.    POOL BALANCE CALCULATION:

      A.  Original Pool Balance                                  858,585,858.59

      B.  Beginning of Period Outstanding Pool Balance           333,350,249.97

          Subsequent Contracts Transferred                                   --

      C.  Monthly Principal Amounts

          (1)  Monthly Scheduled Payments                         10,266,127.30
          (2)  Full Prepayments (excluding Purchased
                Receivables)                                       7,539,659.82
          (3)  Defaulted Contracts during period                   1,103,616.92
          (4)  Receivables becoming Purchased Receivables
                during period                                                --
          (5)  Other Receivables adjustments - including
                prefunding final amount                               (3,134.84)

          Total Monthly Principal Amounts                         18,906,269.20

      D.  Total Monthly Payments allocable to Interest             3,097,955.62

      E.  End of period Outstanding Pool Balance                 314,443,980.77

      F.  Pool Factor                                                  0.366235

II.   OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                 Class A-1   Class A-2     Class A-3        Class A-4
                                                 ---------   ---------   --------------   ---------------

      A.  Beginning of period Outstanding
           Principal Balance                            --          --   161,764,396.66    163,000,000.00
      B.  Noteholders' Principal Distributable
           Amount (*)                                   --        0.00    18,906,269.20              0.00
      C.  Noteholders' Interest Distributable
           Amount                                       --          --       506,861.78        586,800.00
                                                 --------------------------------------------------------
      D.  Note Distributable Amount                     --          --    19,413,130.98        586,800.00
      E.  Note Principal Carryover Shortfall             0           0                0                 0
      F.  Note Interest Carryover Shortfall              0           0                0                 0
      H.  End of period Outstanding Principal
           Balance                                      --          --   142,858,127.46    163,000,000.00

III.  RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

      A.  Available Funds in Collection
           Account:

          (1)  Monthly Scheduled Payments on Receivables
                during period (including partial prepays)
               (a)  Principal                                     10,266,127.30
               (b)  Interest                                       3,039,054.29
          (2)  Full Prepayments collected during period
               (a)  Principal                                      7,195,465.59
               (b)  Interest                                          55,911.37
          (3)  Net Liquidation Proceeds collected during
                period                                         $     716,655.97
          (4)  Net Insurance Proceeds collected during period
               (a)  Principal                                        344,194.23
               (b)  Interest                                           2,989.96

                          ANRC AUTO OWNER TRUST 2001-A
                          ----------------------------
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  11-Jun-03               COLLECTION PERIOD                 21
DISTRIBUTION DATE:  16-Jun-03               BEGINNING                   1-May-03
                                            ENDING                     31-May-03
--------------------------------------------------------------------------------
          (5)  Purchase Amounts deposited in
                Collection Account                                            0
          (6)  Investment Earnings - Collection Account        $      17,155.00
          (8)  Deposit from Capitalized investment income      $             --
          (9)  Deposit from Prefunding investment income       $             --
          Total Available Funds in Collection Account             21,637,553.71

      B.  Available Funds in Payment Account:
          (1)  Available Funds transferred from Collection
                Account                                        $  21,637,553.71
          (2)  Amount withdrawn from Spread Account and
                deposited to Payment Account                   $             --
          (3)  Insured Payment deposited to Payment Account    $             --

          Total Available Funds in Payment Account             $  21,637,553.71

      C.  Distributions from Payment Account:
          (1)  Monthly Servicing Fee                           $     357,894.33
          (2)  Unpaid Monthly Servicing Fee for Prior
                Collection Period                                             0
          (3)  Owner Trustee Fees (if paid from Available
                Funds)                                                        0
          (4)  Indenture Trustee Fees (if paid from Available
                Funds)                                                        0
          (5)  Insurance Premium                                      38,232.00
          (6)  Note Interest Distributable Amount
               (a)  Class A - 1                                              --
               (b)  Class A - 2                                              --
               (c)  Class A - 3                                      506,861.78
               (d)  Class A - 4                                      586,800.00
          (7)  Final Scheduled Distribution Date Note Principal
                Distributable Amount
               (a)  Class A - 1                                               0
               (b)  Class A - 2                                               0
               (c)  Class A - 3                                               0
               (d)  Class A - 4                                               0
          (8)  Note Principal Distributable Amount
               (a)  Class A - 1                                              --
               (b)  Class A - 2                                              --
               (c)  Class A - 3                                   18,906,269.20
               (d)  Class A - 4                                              --
          (9)  Reimbursement Amounts Owing to Insurer                         0
          (10) Spread Account Deposit (to increase to Required
                Amount)                                            1,241,496.40
          (11) Indenture or Owner Trustee Fees
                (not paid under C)                                            0
          (12) Re-Liening Expenses                                            0
                (To the extent not paid by Servicer)
          (13) Transition Costs and Additional Servicing Fee to
                Successor Servicer                                            0
          (14) After Servicer Default, remaining Available                    0
                Funds deposited in Note Distribution Account
          Total Distributions                                     21,637,553.71

      D.  Excess Available Funds (or shortfall )                             --
      E.  Remaining Available Funds to holder of Residual
           Interest Certificate                                               0

IV.   SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

      A.  Available Funds Transferred from Collection
           Account to Payment Account                          $  21,637,553.71
      B.  Distributions required under 4.03 (a)(i) through
           (vii)                                               $  20,396,057.31
      C.  Spread Account Deposit to Payment Account
           (Min: $0 and Lines A -B)                            $             --

                          ANRC AUTO OWNER TRUST 2001-A
                          ----------------------------
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                       CLASS A-2 3.03% ASSET BACKED NOTES
                       CLASS A-3 3.76% ASSET BACKED NOTES
                       CLASS A-4 4.32% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  11-Jun-03               COLLECTION PERIOD                 21
DISTRIBUTION DATE:  16-Jun-03               BEGINNING                   1-May-03
                                            ENDING                     31-May-03
--------------------------------------------------------------------------------
      D.  Spread Account withdrawal required to reimburse
           Insurer for Preference Amounts                                     0

V.    SPREAD ACCOUNT BALANCE

      A. Spread Account Balance After Deposit/Disbursements

             (1)   Beginning Spread Account Balance            $   6,667,005.00
             (2)   Required Deposit from Subsequent Transfers  $             --
             (3)   Investment Income Deposited to Spread
                    Account                                    $       5,829.39
             (4)   Withdrawal to make required payments
                    under 4.03                                 $             --
             (5)   Withdrawal to reimburse Preference Amounts
                    (to Insurer)                                              0
             (6-a) Deposit to Spread Account after
                    Disbursements                              $   1,241,496.40
             (7)   Spread Account Balance after
                    Deposit/Disbursments                       $   7,914,330.79

      B.  Spread Account Required Amount                       $   6,288,879.62

          (1)  2.0% of Pool Balance                            $   6,288,879.62
               But in no event less than the lesser of
                (a) or (b)
               (a)  .5% of Original Pool Balance               $   4,292,929.29
               (b)  Outstanding Principal Amount of All Notes  $ 305,858,127.46

      C.  Excess Amount to Insurer for amounts owed under
           Insurance Agreement (lines A - B)                                  0

      D.  Excess Amount to Holder of Residual Interest
           Certificate (lines A - B - C)                       $   1,625,451.17

VI.   PREFUNDING ACCOUNT BALANCE

          (1)  Beginning Prefunding Account Balance            $             --
          (2)  Investment Income Deposited to Prefunding
                Account                                        $             --
          (3)  Investment Income to be transferred to
                Collection account (includes Sept-01 income)   $             --
          (4)  Withdrawal to Servicer due to Subsequent
                Contracts Transfer                             $             --
          (5)  Withdrawal to Spread Account due to Subsequent
                Contracts Transfer                             $             --
          (6)  Withdrawal to paydown noteholders principal     $             --
                                                               ----------------
          (7)  Prefunding Account Balance after
                Deposit/Disbursments                           $             --

VII.  CAPITALIZED INTEREST ACCOUNT BALANCE

          (1)  Beginning Capitalized Interest Account Balance  $             --
          (2)  Investment Income Deposited to Capitalized
                Interest Account                               $             --
          (3)  Investment Income to be transferred to
                Collection account (includes Sept-01 income)   $             --
          (4)  Withdrawal to Collection Account
                for distribution                               $             --
                                                               ----------------
          (5)  Capitalized Interest  Account Balance after
                Deposit/Disbursments                           $             --

VIII. INSURED PAYMENTS

      A.  Available Funds Transferred from Collection
           Account to Payment Account                          $  21,637,553.71
      B.  Available Funds Transferred from Spread Account to
           Payment Account                                     $              0
      C.  Note Interest Distributable Amount                       1,093,661.78
      D.  Guaranteed Note Principal Amount                     $              0
      E.  Deficiency Amount                                    $              0
          (Min:(Lines A+B-C-D) and $0.00)                      $              0
      F.  Preference Amount                                    $              0
      G.  Insured Payment (lines E+F)                          $              0

                     Note Principal         Note Interest
                       Carryover              Carryover
                       Shortfall              Shortfall               Total
CLASS A-1            $         0.00         $        0.00        $          0.00
CLASS A-2            $         0.00         $        0.00        $          0.00
CLASS A-3            $         0.00         $        0.00        $          0.00
CLASS A-4            $         0.00         $        0.00        $          0.00
--------------------------------------------------------------------------------
TOTAL                $         0.00         $        0.00        $          0.00

                          ANRC AUTO OWNER TRUST 2001-A
                      CLASS A-1 2.57875% ASSET BACKED NOTES
                      CLASS A-2 3.03%    ASSET BACKED NOTES
                      CLASS A-3 3.76%    ASSET BACKED NOTES
                      CLASS A-4 4.32%    ASSET BACKED NOTES
                      MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  11-Jun-03                      COLLECTION PERIOD          21
DISTRIBUTION DATE:  16-Jun-03                      BEGINNING            1-May-03
                                                   ENDING               1-May-03
--------------------------------------------------------------------------------

                         Current                Prior
                      Distribution           Distribution             Change
                       Date Note              Date Note              in Note
                       Prinicipal             Prinicipal            Principal
                       Carryover              Carryover             Carryover
                       Shortfall              Shortfall             Shortfall
CLASS A-1            $         0.00         $        0.00        $          0.00
CLASS A-2            $         0.00         $        0.00        $          0.00
CLASS A-3            $         0.00         $        0.00        $          0.00
CLASS A-4            $         0.00         $        0.00        $          0.00
--------------------------------------------------------------------------------
TOTAL                $         0.00         $        0.00        $          0.00

                         Current                Prior
                      Distribution           Distribution            Change
                       Date Note              Date Note              in Note
                       Interest               Interest              Interest
                       Carryover              Carryover             Carryover
                       Shortfall              Shortfall             Shortfall
CLASS A-1            $         0.00         $        0.00        $          0.00
CLASS A-2            $         0.00         $        0.00        $          0.00
CLASS A-3            $         0.00         $        0.00        $          0.00
CLASS A-4            $         0.00         $        0.00        $          0.00
--------------------------------------------------------------------------------
TOTAL                $         0.00         $        0.00        $          0.00

IX.   CUMULATIVE NET INSURANCE PROCEEDS                        $   6,824,879.07

X.    DELINQUENCY RATIO

      A.  Delinquency Statistics
         Days                          Outstanding                  Past Due
      Delinquent       Units             Principal                   Amount
      -------------------------------------------------------------------------
       31 - 60           847          $   8,190,255.80           $   614,464.14
       61 - 90           147          $   1,478,217.64           $   165,184.10
       91 - 120           29          $     246,465.37           $    37,884.10
         121+              0          $             --           $           --
      -------------------------------------------------------------------------
        TOTAL          1,023              9,914,938.81               817,532.34


      B.  Delinquency Percentage

          (1)  Principal balance of delinquent
                contracts between 30 and 120 days              $   9,914,938.81

          (2)  Pool Principal Balance Beginning of
                Collection Period                              $ 333,350,249.97

          (3)  Delinquency Percentage (Line 1/Line 2)                      2.97%

XII.  CUMULATIVE NET LOSS RATIO

          (1)  Principal Balance of Defaulted
                Contracts in current Collection
                Period                                         $   1,103,616.92
          (2)  Cumulative Defaulted Contracts
                Including Defaulted Contracts in
                current Collection Period                      $  37,490,434.12
          (3)  Net Liquidation Proceeds collected
                during current Collection Period               $     716,655.97
          (4)  Cumulative Net Liquidation Proceeds
                Including Net Liquidation Proceeds
                in current Collection Period                   $  17,403,103.02
          (5)  Original Pool Balance                           $ 858,585,858.59
          (6)  Cumulative Net Loss Rate (2)
                minus (4) divided by (5)                                  2.340%

XIII. REPOSSESSED INVENTORY
                                                      Units        Principal
                                                      -----    ----------------
      A.  Principal Balance of
           repossessed Financed
           Vehicles (beg.)                              0                    --
      B.  Repossessed Financed Vehicles
           (Principal)                                         $   1,163,031.48
      C.  Net Liquidation Proceeds on
           repossessed Financed Vehicles
           (Prinicipal)                                        $     716,655.97
      D.  Realized losses on sale of
           repossessed Financed Vehicles
           (Principal)                                         $     446,375.51
                                                      -------------------------
      E.  Principal Balance of
           repossessed Financed Vehicles
           (A+B-C-D) (end.)                             0      $             --

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2001-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of September 28, 2001 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2001-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of June, 2003


                                                  /s/  Marc L. Bourhis
                                          --------------------------------------
                                          Name: Marc L. Bourhis
                                          Title: Treasurer